                    =======================================
                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                                  ------------

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
               Date of Report (Date of Earliest Event Reported):

                                 APRIL 8, 1999



                         SUNSTONE HOTEL INVESTORS, INC.
             (Exact Name of Registrant as Specified in its Charter)
                                  ------------

                                    MARYLAND
                        (State or Other Jurisdiction of
                         Incorporation or Organization)

               000-26304                            52-1891908
        (Commission File No.)                    (I.R.S. Employer
                                                Identification No.)


                  903 Calle Amanecer, San Clemente, CA 92673
              (Address of Principal Executive Offices) (Zip Code)

                                 (949) 369-4000
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)
                    =======================================

ITEM 5. OTHER EVENTS

     On April 5, 1999 Sunstone Hotel Investors, Inc. (the "Company") received an offer by SHP Acquisition, LLC, formed by Robert A. Alter, certain management personnel of Sunstone Hotel Properties, Inc. and Westbrook Funds III to acquire all of the outstanding shares of common stock of the Company for a price of $9.50 to $10.00 per share.

     The Company has formed a special committee of its Board of Directors to study the offer and consider the Company's alternatives.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits

     99.1  Press Release dated April 5, 1999.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SUNSTONE HOTEL INVESTORS, INC.

Date:  April 8, 1999                /s/ Robert A. Alter
                                    -----------------------------------------
                                    Robert A. Alter
                                    President

                                 EXHIBIT INDEX

EXHIBIT
NUMBER    DESCRIPTION
------    -----------

99.1      Press Release dated April 5, 1999